MERRILL LYNCH
UTILITY INCOME
FUND, INC.







FUND LOGO







Annual Report

August 31, 1996





Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863














This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH UTILITY INCOME FUND, INC.


DEAR SHAREHOLDER

During the quarter ended August 31, 1996, economic crosscurrents led to continued stock and bond market volatility. The US economy has demonstrated surprising resilience thus far this year. As a result, when economic data releases during the August quarter appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, when economic results were at or below expectations, investors' concerns about an overheating economy and monetary policy tightening subsided, and stock and bond prices improved.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened further with the report of a stronger-than-expected employment report for June. Unemployment fell to a six-year low, and hourly wages rose sharply. This mounting evidence of a tighter labor market and rising labor costs suggested to many investors that the Federal Reserve Board would be forced to raise short-term interest rates in the coming months. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August (released in early September) showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations and were received favorably by investors.

Investors will continue to monitor economic data releases to determine the potential for monetary policy tightening by the Federal Reserve Board. The potential outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

Portfolio Matters
For the three months ended August 31, 1996, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +0.92%, +0.72%, +0.71% and +0.85%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 3--5 of this report to shareholders.) The Fund outperformed the unmanaged Lipper Utility Funds Average total return for the August quarter, which was -0.07%. Performance of the domestic electric utility sector was influenced by several factors during the quarter ended August 31, 1996. First, long-term interest rates, as measured by the 30-year US Treasury bond, remained in the 7% range but showed a fair amount of volatility around this level. Second, the broad market, as measured by the unmanaged S&P 500 Composite Index and S&P 400 Industrial Index, had price declines of 2.6% and 3.4%, respectively. Third, there were more announcements of proposed mergers and acquisitions in the industry. However, there was a new twist to the recent acquisition announcements in that they were not between two electric utility companies but between electric and gas companies. Enron Corp., which is principally a natural gas pipeline company, announced its intention to acquire Portland General Corp., an Oregon-based electric utility company. Houston Industries, Inc. is proposing to acquire NorAm Energy, a Houston-based gas distribution company. We expect that the current trend of 'one-stop shopping' for consumers to be a prevailing theme going forward in a more deregulated and marketing-driven utility environment. This, in turn, may increase the attractiveness of companies that already have both gas and electric customers as well as natural gas companies.

During the August quarter, we completed the sales of our lower-yielding domestic electric utility stocks with the elimination of Texas Utilities Co. Early in the August quarter, we sold our position in Pacific Gas & Electric Co. because of increased regulatory uncertainty. In addition to these two sales in the quarter, we eliminated our position in the telecommunications company, NYNEX Corp. Increased concerns surrounding the implementation of the 1996 Telecommunications Act, coupled with the issue's relative current valuation, resulted in the sale of this portfolio holding.

Fiscal Year in Review
For the year ended August 31, 1996, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +6.61%, +5.86%, +5.65% and +6.46%, respectively. The results lagged the +8.18% return for the unmanaged S&P Electric Utility Index. The most significant change in the Fund's portfolio was the elimination of its telecommunications stocks. This sector had accounted for over 10% of the Fund's net assets as of the close of the fiscal year ended August 31, 1995. The stocks were initially purchased at what we believed were depressed price levels and relatively high yields. As the stock prices rose and the yields declined, combined with the increased risks associated with the sector's fundamental outlook, we began eliminating our telecommunications stock holdings.

While we eliminated our telephone holdings during the year, we initiated purchases of two natural gas stocks. The two additions offered competitive yields along with prospects for growth. Moreover, they help to further diversify the portfolio, and may benefit from the joining of forces by electric and gas companies in a new and more competitive environment.

There was little change in the asset allocation of the Fund during the fiscal year. Bond holdings remained at around 17% of net assets; equities finished the fiscal year at 78% of net assets as compared to 80% as of August 31, 1995; and the cash and cash reserves level increased from 2.5% of net assets to 4.5% during the year.

Our actions taken during the fiscal year supported the investment objective of the Fund, which is generating high current income. During periods of rising long-term interest rates, the higher-yielding electric utility stocks tend to underperform the broad stock market averages and other utility stocks. We believe that, at current valuation levels, this group offers a positive investment outlook. In the coming fiscal year, we intend to continue to seek high-yielding utility stocks that have the right balance between yields and risk/reward ratios.

In Conclusion
We thank you for your investment in Merrill Lynch Utility Income
Fund, Inc., and we look forward to reviewing our future prospects with you in upcoming shareholder reports.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager



September 27, 1996



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*
                                                                                 12 Month   3 Month
                                                       8/31/96 5/31/96  8/31/95  % Change   % Change
ML Utility Income Fund Class A Shares                   $9.17   $9.21    $9.15    +0.22%     -0.43%
ML Utility Income Fund Class B Shares                    9.17    9.21     9.15    +0.22      -0.43
ML Utility Income Fund Class C Shares                    9.15    9.19     9.14    +0.11      -0.44
ML Utility Income Fund Class D Shares                    9.18    9.22     9.15    +0.33      -0.43
ML Utility Income Fund Class A Shares--Total Return                               +6.61(1)   +0.92(2)
ML Utility Income Fund Class B Shares--Total Return                               +5.86(3)   +0.72(4)
ML Utility Income Fund Class C Shares--Total Return                               +5.65(5)   +0.71(6)
ML Utility Income Fund Class D Shares--Total Return                               +6.46(7)   +0.85(8)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.596 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.528 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.108 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.519 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.107 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.572 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.120 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the S&P Electric Utility Index and S&P 500 Index.
Beginning and ending values are:

                                            10/29/93**       8/96

ML Utility Income Fund, Inc.++
--Class A Shares*                            $ 9,600        $10,347

ML Utility Income Fund, Inc.++
--Class B Shares*                            $10,000        $10,000

S&P Electric Utility Index++++               $10,000        $10,000

S&P 500 Index++++++                          $10,000        $14,999


A line graph depicting growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P Electric Utility Index and S&P 500 Index.
Beginning and ending values are:

                                            10/21/94**       8/96

ML Utility Income Fund, Inc.++
--Class C Shares*                            $10,000        $12,308

ML Utility Income Fund, Inc.++
--Class D Shares*                            $10,000        $11,961

S&P Electric Utility Index++++               $10,000        $12,484

S&P 500 Index++++++                          $10,000        $14,683

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Utility Income Fund, Inc. invests at least 65% of its total assets in equity and debt securities which are, in the opinion of the Fund's management, primarily engaged in the ownership or operations of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
  ++++This unmanaged market-value weighted Index is comprised of 25 electric utility companies.
++++++This unmanaged broad-based Index is comprised of common stocks.

      Past performance is not predictive of future performance.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                        +13.47%         +8.94%
Inception (10/29/93)
through 6/30/96                           + 4.36          +2.78

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                        +12.67%         +8.67%
Inception (10/29/93)
through 6/30/96                           + 3.59          +2.90

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                        +12.46%      +11.46%
Inception (10/21/94)
through 6/30/96                           +15.78       +15.78

[FN]
 *Maximum contingent deferred sales charge is 1% and is
  reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                    % Return Without  % Return With
                                      Sales Charge     Sales Charge**

Class D Shares*

Year Ended 6/30/96                        +13.30%        + 8.77%
Inception (10/21/94)
through 6/30/96                           +16.54         +13.77

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Performance Summary--Class A Shares
                                     Net Asset Value    Capital Gains
Period Covered                    Beginning     Ending   Distributed   Dividends Paid*   % Change**
10/29/93--12/31/93                 $10.00      $ 9.81         --            $0.043        - 1.46%
1994                                 9.81        8.28         --             0.496        -10.59
1995                                 8.28       10.05         --             0.494        +28.26
1/1/96--8/31/96                     10.05        9.17         --             0.429        - 4.61
          			             			            ------
                                                                      Total $1.462

                                                    Cumulative total return as of 8/31/96: +7.79%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                    Beginning     Ending   Distributed   Dividends Paid*   % Change**
10/29/93--12/31/93                 $10.00      $ 9.80         --            $0.037        - 1.63%
1994                                 9.80        8.28         --             0.429        -11.19
1995                                 8.28       10.05         --             0.425        +27.28
1/1/96--8/31/96                     10.05        9.17         --             0.379        - 5.10
          			             			            ------
                                                                      Total $1.270

                                                    Cumulative total return as of 8/31/96: +5.53%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value    Capital Gains
Period Covered                    Beginning     Ending   Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                 $ 8.17      $ 8.27         --            $0.062        + 1.99%
1995                                 8.27       10.04         --             0.427        +27.35
1/1/96--8/31/96                     10.04        9.15         --             0.377        - 5.24
          			             			            ------
                                                                      Total $0.866

                                                   Cumulative total return as of 8/31/96: +23.08%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value    Capital Gains
Period Covered                    Beginning     Ending   Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                 $ 8.17      $ 8.28         --            $0.065        + 2.15%
1995                                 8.28       10.06         --             0.471        +28.07
1/1/96--8/31/96                     10.06        9.18         --             0.413        - 4.76
          			             			            ------
                                                                      Total $0.949

                                                   Cumulative total return as of 8/31/96: +24.59%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                                  Shares                                                                    Value    Percent of
Industries                         Held                 Stocks                             Cost           (Note 1a)  Net Assets
Utilities--Electric               57,500   Allegheny Power System, Inc.                 $ 1,293,200      $ 1,703,438    4.1%
                                  40,900   American Electric Power Company, Inc.          1,519,871        1,697,350    4.1
                                  33,000   Baltimore Gas & Electric Co.                     844,868          858,000    2.1
                                  54,000   Boston Edison Co.                              1,387,453        1,248,750    3.0
                                  26,000   CINergy Corp.                                    673,299          780,000    1.9
                                  26,000   Carolina Power & Light Co.                       774,899          906,750    2.2
                                  29,100   Consolidated Edison Company of New York          980,888          760,238    1.8
                                  31,400   DTE Energy Co.                                   984,627          894,900    2.2
                                  45,000   Delmarva Power & Light Co.                       924,651          922,500    2.2
                                  20,800   Dominion Resources, Inc.                         980,112          777,400    1.9
                                  57,200   Edison International                           1,132,086          993,850    2.4
                                  48,000   Enova Corporation                              1,165,493        1,098,000    2.7
                                  34,100   Entergy Corp.                                    887,035          865,287    2.1
                                  34,000   Florida Progress Corp.                         1,136,351        1,177,250    2.9
                                  27,500   General Public Utilities Corp.                   767,170          866,250    2.1
                                  69,600   Houston Industries, Inc.                       1,542,820        1,513,800    3.7
                                  40,000   MDU Resources Group, Inc.                        852,367          875,000    2.1
                                  23,000   New England Electric System                      766,360          750,375    1.8
                                  27,000   New York State Electric & Gas Corp.              780,994          580,500    1.4
                                  19,000   Northern States Power Co.                        864,640          866,875    2.1
                                  41,900   Ohio Edison Co.                                  936,783          879,900    2.1
                                  27,000   Oklahoma Gas & Electric Co.                      991,971        1,093,500    2.7
                                  26,900   PECO Energy Co.                                  810,158          632,150    1.5
                                  44,800   PacifiCorp                                       883,813          901,600    2.2
                                  27,000   Public Service Company of Colorado               873,745          961,875    2.3
                                  40,400   Public Service Enterprise Group, Inc.          1,319,991        1,095,850    2.7
                                  88,400   Southern Co.                                   1,939,156        2,000,050    4.8
                                  32,600   Unicom Corp.                                     954,082          749,800    1.8
                                  22,600   Union Electric Co.                               912,093          844,675    2.0
                                  20,000   Western Resources Co.                            562,500          587,500    1.4
                                  18,400   Wisconsin Energy Corp.                           477,204          506,000    1.2
                                                                                        -----------      -----------  ------
                                                                                         30,920,680       30,389,413   73.5

Utilities--Gas                    50,300   AGL Resources Inc.                               925,172        1,018,575    2.5
                                  32,000   New Jersey Resources Corp.                       924,858          916,000    2.2
                                                                                        -----------      -----------  ------
                                                                                          1,850,030        1,934,575    4.7

                                           Total Stocks                                  32,770,710       32,323,988   78.2

                                   Face
                                  Amount           Corporate Bonds

Telecommunications            $1,000,000   Southwestern Bell Corp., 7% due 7/01/2015      1,034,480          945,000    2.3
                               1,000,000   Tele-Communications, Inc., 9.80%
                                           due 2/01/2012                                  1,263,890        1,048,680    2.5
                               1,000,000   United Telephone Company of Florida,
                                           6.875% due 7/15/2013                           1,019,950          903,940    2.2
                                                                                        -----------      -----------  ------
                                                                                          3,318,320        2,897,620    7.0

Utilities--Electric            1,000,000   Public Service Company of Colorado, 6.375%
                                           due 11/01/2005                                   991,300          927,240    2.2

Utilities--Gas                 1,500,000   ENSERCH Corp., 6.375% due 2/01/2004            1,491,030        1,381,695    3.3
                               1,000,000   El Paso Natural Gas Co., 7.75%
                                           due 1/15/2002                                  1,090,950        1,015,120    2.5
                               1,000,000   Enron Corp., 6.75% due 7/01/2005               1,023,800          949,300    2.3
                                                                                        -----------      -----------  ------
                                                                                          3,605,780        3,346,115    8.1

                                           Total Corporate Bonds                          7,915,400        7,170,975   17.3


SCHEDULE OF INVESTMENTS (concluded)
                                   Face                                                                     Value    Percent of
                                  Amount           Short-Term Securities                   Cost           (Note 1a)  Net Assets
Commercial Paper*              $ 975,000   General Electric Capital Corp., 5.30%
                                           due 9/03/1996                                $   974,569      $   974,569    2.4%


                                           Total Short-Term Securities                      974,569          974,569    2.4


Total Investments                                                                       $41,660,679       40,469,532   97.9
                                                                                        ===========
Other Assets Less Liabilities                                                                                863,222    2.1
                                                                                                         -----------  ------
Net Assets                                                                                               $41,332,754  100.0%
                                                                                                         ===========  ======

*Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

 See Notes to Financial Statements.


PORTFOLIO INFORMATION (unaudited)


For the Quarter Ended
August 31, 1996

                                       Percent of
Ten Largest Holdings                   Net Assets

Southern Co.                              4.8%
Allegheny Power System, Inc.              4.1
American Electric Power Company, Inc.     4.1
Houston Industries, Inc.                  3.7
ENSERCH Corp., 6.375% due 2/01/2004       3.3
Boston Edison Co.                         3.0
Florida Progress Corp.                    2.9
Enova Corporation                         2.7
Public Service Enterprise Group, Inc.     2.7
Oklahoma Gas & Electric Co.               2.7


Deletions

NYNEX Corp.
Pacific Gas & Electric Co.
Texas Utilities Co.



IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid monthly by Merrill Lynch Utility Income Fund, Inc. during its fiscal year ended August 31,
1996, 89.92% qualifies for the dividends received deduction for corporations.

Additionally, there were no long-term capital gains distributed by the Fund during the year.

Please retain this information for your records.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$41,660,679) (Note 1a)                           $40,469,532
                    Cash                                                                                             192
                    Receivables:
                      Securities sold                                                       $   858,772
                      Dividends                                                                 173,415
                      Interest                                                                   78,390
                      Capital shares sold                                                        55,873
                      Investment adviser (Note 2)                                                28,029        1,194,479
                                                                                            -----------
                    Deferred organization expenses (Note 1f)                                                      39,260
                    Prepaid registration fees and other assets (Note 1f)                                          28,088
                                                                                                             -----------
                    Total assets                                                                              41,731,551
                                                                                                             -----------

Liabilities:        Payables:
                      Capital shares redeemed                                                   277,159
                      Distributor (Note 2)                                                       24,349          301,508
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        97,289
                                                                                                             -----------
                    Total liabilities                                                                            398,797
                                                                                                             -----------

Net Assets:         Net assets                                                                               $41,332,754
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    22,993
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            389,456
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             23,019
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             15,417
                    Paid-in capital in excess of par                                                          42,558,312
                    Undistributed investment income--net                                                         272,971
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                         (758,198)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (1,191,216)
                                                                                                             -----------
                    Net assets                                                                               $41,332,754
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $2,108,433 and 229,928 shares
                             outstanding                                                                     $      9.17
                                                                                                             ===========
                    Class B--Based on net assets of $35,701,671 and 3,894,555 shares
                              outstanding                                                                    $      9.17
                                                                                                             ===========
                    Class C--Based on net assets of $2,107,082 and 230,188 shares
                             outstanding                                                                     $      9.15
                                                                                                             ===========
                    Class D--Based on net assets of $1,415,568 and 154,173 shares
                             outstanding                                                                     $      9.18
                                                                                                             ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operation for the Year Ended August 31, 1996
Investment          Dividends (net of $8,435 foreign withholding tax)                                        $ 2,120,397
Income              Interest and amortization of premium and discount earned                                     732,666
(Notes 1d & 1e):                                                                                             -----------
                    Total income                                                                               2,853,063
                                                                                                             -----------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)             $   302,457
                    Investment advisory fees (Note 2)                                           255,399
                    Registration fees (Note 1f)                                                 103,103
                    Accounting services (Note 2)                                                 77,300
                    Professional fees                                                            75,160
                    Printing and shareholder reports                                             69,651
                    Transfer agent fees--Class B (Note 2)                                        66,857
                    Directors' fees and expenses                                                 26,586
                    Amortization of organization expenses (Note 1f)                              18,120
                    Account maintenance and distribution fees--Class C (Note 2)                  16,943
                    Custodian fees                                                                8,614
                    Transfer agent fees--Class A (Note 2)                                         3,967
                    Transfer agent fees--Class C (Note 2)                                         3,672
                    Account maintenance fees--Class D (Note 2)                                    2,960
                    Transfer agent fees--Class D (Note 2)                                         1,655
                    Pricing fees                                                                  1,097
                    Other                                                                         4,155
                                                                                            -----------
                    Total expenses before reimbursement                                       1,037,696
                    Reimbursement of expenses (Note 2)                                         (442,688)
                                                                                            -----------
                    Total expenses after reimbursement                                                           595,008
                                                                                                             -----------
                    Investment income--net                                                                     2,258,055
                                                                                                             -----------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                          819,207
Gain (Loss) on        Foreign currency transactions--net                                         (2,983)         816,224
Investments &                                                                               -----------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net     Investments--net                                                         (550,434)
(Notes 1b, 1c,        Foreign currency transactions--net                                          1,644         (548,790)
1e & 3):                                                                                    -----------      -----------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                                267,434
                                                                                                             -----------
                    Net Increase in Net Assets Resulting from Operations                                     $ 2,525,489
                                                                                                             ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                  $ 2,258,055      $ 2,274,267
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                           816,224       (1,050,161)
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                      (548,790)       4,035,399
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      2,525,489        5,259,505
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (179,490)        (224,389)
(Note 1g):            Class B                                                                (2,251,068)      (1,561,530)
                      Class C                                                                  (114,861)         (24,244)
                      Class D                                                                   (66,229)         (20,641)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (2,611,648)      (1,830,804)
                                                                                            -----------      -----------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       (1,266,935)       7,624,468
(Note 4):                                                                                   -----------      -----------

Net Assets:         Total increase (decrease) in net assets                                  (1,353,094)      11,053,169
                    Beginning of year                                                        42,685,848       31,632,679
                                                                                            -----------      -----------
                    End of year*                                                            $41,332,754      $42,685,848
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   272,971      $   626,564
                                                                                            ===========      ===========


Financial Highlights
                                                                        Class A                        Class B

                                                                                  For the                        For the
                                                                                  Period                         Period
The following per share data and ratios have been derived                         Oct. 29,                       Oct. 29,
from information provided in the financial statements.          For the Year     1993++ to     For the Year     1993++ to
                                                               Ended Aug. 31,     Aug. 31,    Ended Aug. 31,     Aug. 31,
Increase (Decrease) in Net Asset Value:                       1996       1995       1994      1996      1995       1994
Per Share           Net asset value, beginning of
Operating           period                                  $  9.15    $  8.44    $ 10.00   $  9.15   $  8.44    $ 10.00
Performance:                                                -------    -------    -------   -------   -------    -------
                    Investment income--net                      .60        .60        .40       .46       .49        .35
                    Realized and unrealized gain
                    (loss)on investments and foreign
                    currency transactions--net                  .02        .59      (1.57)      .09       .63      (1.57)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .62       1.19      (1.17)      .55      1.12      (1.22)
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends from investment
                    income--net                                (.60)      (.48)      (.39)     (.53)     (.41)      (.34)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $  9.17    $  9.15    $  8.44   $  9.17   $  9.15    $  8.44
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        6.61%     14.68%    (11.84%)+++ 5.86%    13.72%    (12.34%)+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement             .56%       .49%       .44%*    1.34%     1.27%      1.21%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Expenses                                  1.52%      1.87%      1.58%*    2.29%     2.66%      2.35%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    5.56%      6.60%      5.92%*    4.79%     5.75%      5.22%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 2,108    $ 3,253    $ 4,238   $35,702   $37,498    $27,395
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       25.98%     12.59%      8.50%    25.98%    12.59%      8.50%
                                                            =======    =======    =======   =======   =======    =======
                    Average commission rate paid+++++       $ .0395         --         --   $ .0395        --         --
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995,the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class C                Class D

                                                                                          For the                For the
                                                                               For the     Period     For the     Period
The following per share data and ratios have been derived                        Year     Oct. 21,      Year     Oct. 21,
from information provided in the financial statements.                          Ended    1994++ to     Ended    1994++ to
                                                                               Aug. 31,   Aug. 31,    Aug. 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                          1996       1995        1996       1995
Per Share           Net asset value, beginning of period                       $  9.14    $  8.17     $  9.15    $  8.17
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income--net                                         .43        .42         .47        .51
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                         .10        .90         .13        .85
                                                                               -------    -------     -------    -------
                    Total from investment operations                               .53       1.32         .60       1.36
                                                                               -------    -------     -------    -------
                    Less dividends from investment income--net                    (.52)      (.35)       (.57)      (.38)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $  9.15    $  9.14     $  9.18    $  9.15
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                           5.65%     16.50%+++    6.46%     17.03%+++
Return:**                                                                      =======    =======     =======    =======

Ratios to Average   Expenses, net of reimbursement                               1.40%      1.32%*       .82%       .74%*
Net Assets:                                                                    =======    =======     =======    =======
                    Expenses                                                     2.34%      2.77%*      1.75%      2.10%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       4.75%      5.56%*      5.37%      6.14%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $ 2,107    $ 1,377     $ 1,416    $   558
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                          25.98%     12.59%      25.98%     12.59%
                                                                               =======    =======     =======    =======
                    Average commission rate paid+++++                          $ .0395         --     $ .0395         --
                                                                               =======    =======     =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Utility Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund is authorized to engage in transactions in stock index futures and financial futures and related options on such futures. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend date.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distrib-utor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.55%, on an annual basis, of the average daily value of the Fund's net assets. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment. For the year ended August 31, 1996, MLAM earned fees of $255,399, all of which was voluntarily waived. MLAM also voluntarily reimbursed the Fund for additional expenses of $187,289.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended August 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                         MLFD         MLPF&S

Class A                                  $104        $ 1,195
Class D                                  $976        $12,053

For the year ended August 31, 1996, MLPF&S received contingent deferred sales charges of $159,510 and $2,585 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended August 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $349 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, MLFD, MLFDS, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $11,100,204 and $13,519,760, respectively.

Realized and unrealized gains (losses) as of August 31, 1996 were as follows:

                                  Realized Gains  Unrealized
                                     (Losses)       Losses

Long-term investments             $   819,210    $(1,191,147)
Short-term investments                     (3)            --
Foreign currency
transactions                           (2,983)           (69)
                                  -----------    -----------
Total                             $   816,224    $(1,191,216)
                                  ===========    ===========

As of August 31, 1996, net unrealized depreciation for Federal income tax purposes aggregated $1,191,147, of which $1,419,786 related to appreciated securities and $2,610,933 related to depreciated securities. At August 31, 1996, the aggregate cost of investments for Federal income tax purposes was $41,660,679.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(1,266,935) and $7,624,468 for the years ended
August 31, 1996 and August 31, 1995, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                            26,483    $   251,820
Shares issued to share-
holders in reinvestment of
dividends                              13,415        128,999
                                  -----------    -----------
Total issued                           39,898        380,819
Shares redeemed                      (165,465)    (1,575,950)
                                  -----------    -----------
Net decrease                         (125,567)   $(1,195,131)
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           588,987    $ 5,127,162
Shares issued to share-
holders in reinvestment of
dividends                              17,911        151,496
                                  -----------    -----------
Total issued                          606,898      5,278,658
Shares redeemed                      (753,319)    (6,544,085)
                                  -----------    -----------
Net decrease                         (146,421)   $(1,265,427)
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         1,431,503    $13,804,309
Shares issued to share-
holders in reinvestment of
dividends                             158,467      1,525,503
                                  -----------    -----------
Total issued                        1,589,970     15,329,812
Automatic conversion of
shares                                 (1,843)       (17,967)
Shares redeemed                    (1,789,750)   (17,064,546)
                                  -----------    -----------
Net decrease                         (201,623)   $(1,752,701)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         2,441,589    $20,822,486
Shares issued to share-
holders in reinvestment of
dividends                             118,910      1,011,809
                                  -----------    -----------
Total issued                        2,560,499     21,834,295
Automatic conversion of
shares                                   (475)        (3,229)
Shares redeemed                    (1,708,842)   (14,750,314)
                                  -----------    -----------
Net increase                          851,182    $ 7,080,752
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           149,094    $ 1,446,377
Shares issued to shareholders
in reinvestment of dividends            8,192         78,695
                                  -----------    -----------
Total issued                          157,286      1,525,072
Shares redeemed                       (77,801)      (740,744)
                                  -----------    -----------
Net increase                           79,485    $   784,328
                                  ===========    ===========


Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                           204,953    $ 1,771,501
Shares issued to shareholders
in reinvestment of dividends            2,011         17,541
                                  -----------    -----------
Total issued                          206,964      1,789,042
Shares redeemed                       (56,261)      (500,479)
                                  -----------    -----------
Net increase                          150,703    $ 1,288,563
                                  ===========    ===========

[FN]
++Commencement of Operations.

Class D Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           559,217    $ 5,341,712
Automatic conversion of shares          1,841         17,967
Shares issued to shareholders
in reinvestment of dividends            3,705         35,703
                                  -----------    -----------
Total issued                          564,763      5,395,382
Shares redeemed                      (471,566)    (4,498,813)
                                  -----------    -----------
Net increase                           93,197    $   896,569
                                  ===========    ===========


Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                           279,017    $ 2,424,080
Automatic conversion of shares            374          3,229
Shares issued to shareholders
in reinvestment of dividends            1,874         16,144
                                  -----------    -----------
Total issued                          281,265      2,443,453
Shares redeemed                      (220,289)    (1,922,873)
                                  -----------    -----------
Net increase                           60,976    $   520,580
                                  ===========    ===========

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $749,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Utility Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period October 29, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
September 30, 1996
</AUDIT-REPORT>